UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2017

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact name of registrant as specified in its charter)

Not Applicable	033-80655	06-1436334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT		06382
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 862-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company pursuant to Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K/A is being filed by Mohegan Gaming & Entertainment (the “Company”) to supplement the Company’s Current Report on Form 8-K (the “Prior Report”), dated and filed on August 31, 2017. The Prior Report announced the results of the election wherein five of the nine seats on the Mohegan Tribal Council (the “Tribal Council”), the governing body of the Mohegan Tribe of Indians of Connecticut (the “Tribe”), were chosen pursuant to staggered term provisions in the Tribe’s Constitution.

The Company is governed by a nine-member Management Board, whose members also comprise the Tribal Council. Any change in the composition and officers of the Tribal Council results in a corresponding change in the Company’s Management Board.

On October 2, 2017, Kevin Brown, James Gessner Jr., Kathy Regan-Pyne, William Quidgeon Jr. and Sarah E. Harris were all seated and commenced their four-year terms on the Tribal Council. By a vote of the full Tribal Council, Kevin Brown was re-elected to continue to serve as Chairman, James Gessner Jr. was re-elected to continue to serve as Vice Chairman and Kathy Regan-Pyne was re-elected to continue to serve as Corresponding Secretary. The other officers were not up for election and remain on the Tribal Council serving in such positions. The terms of office correspond to each officer’s term as a member of the Tribal Council, pursuant to the Tribe’s Constitution.

In addition, James Gessner Jr., William Quidgeon Jr., Mark F. Brown, Thayne D. Hutchins, Jr. and Kathy Regan-Pyne will all continue to serve as members of the Company’s Audit Committee for terms corresponding to each officer’s term as a member of the Tribal Council.

Information concerning material related transactions between the new Tribal Council members and the Company was unavailable at the date of this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY

Date: October 5, 2017	By:	/s/ Kevin P. Brown
Kevin P. Brown
Chairman, Management Board